Statement of Operations - USD ($)	7 Months Ended	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2015
Revenue
Net revenue	$ 439	$ 0
Expenses
General and administrative	53,565	534,058
Sales and marketing	1,006,102	610,676
Officer compensation	23,295,167	79,687,046
Professional fees	729,411	1,951,773
Total operating expenses	25,084,245	82,783,553
Loss from operations	(25,083,806)	(82,783,553)
Other income (expense)
Gain on change in fair value of derivatives	0	22,510
Interest Expense	(13,462)	(409,120)
Total other income (expense)	(13,462)	(386,610)
Net loss	$ (25,097,268)	$ (83,170,163)
Net loss per share - basic and diluted	$ (.14)	$ (.33)
Weighted average shares outstanding	185,663,218	252,185,672